UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2016

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 6, 2016, CBS Corporation (the “Company”) and CBS Operations Inc. (the “Guarantor”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Mizuho Securities USA Inc. and RBC Capital Markets, LLC, as representatives of the underwriters named in Schedule 1 thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell $700,000,000 aggregate principal amount of its 2.90% Senior Notes due 2027 (the “Notes”), which are fully and unconditionally guaranteed by the Guarantor (the “Guarantees”).

The Notes were issued and sold on July 11, 2016 pursuant to the Company’s automatic shelf registration statement on Form S-3 dated November 6, 2014 (No. 333-199956) filed with the Securities and Exchange Commission (the “Registration Statement”). The Company is filing this Current Report on Form 8-K to file with the Securities and Exchange Commission certain documents related to the issuance of the Notes, each of which by this filing is hereby incorporated by reference into the Registration Statement.

The Notes are governed by the Amended and Restated Indenture, dated as of November 3, 2008, among the Company, the Guarantor and The Bank of New York Mellon, as trustee, as supplemented and amended by the First Supplemental Indenture, dated as of April 5, 2010, among the Company, the Guarantor and Deutsche Bank Trust Company Americas, as trustee.

The Underwriting Agreement is filed herewith as Exhibit 1.1. The Form of Note and the Form of Guarantee are filed herewith as Exhibits 4.1 and 4.2, respectively. The legal opinion relating to the validity of the Notes and the Guarantees is filed herewith as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement dated July 6, 2016, among CBS Corporation, CBS Operations Inc. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Mizuho Securities USA Inc. and RBC Capital Markets, LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Note.

4.2	Form of Guarantee.

5.1	Opinion of Hogan Lovells US LLP, regarding the validity of the Notes and the Guarantees.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION (Registrant)

By:	/s/ Joseph R. Ianniello
Name:	Joseph R. Ianniello
Title:	Chief Operating Officer

Date: July 11, 2016

EXHIBITS

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement dated July 6, 2016, among CBS Corporation, CBS Operations Inc. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Mizuho Securities USA Inc. and RBC Capital Markets, LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Note.

4.2	Form of Guarantee.

5.1	Opinion of Hogan Lovells US LLP, regarding the validity of the Notes and the Guarantees.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).